  NYSE: NLSN 3RD QUARTER 2020 EARNINGS November 2, 2020 | 8:00 am ET

This communication includes information that could constitute forward-looking statements made pursuant to the safe harbor provision of the Private Securities Litigation Reform Act of 1995. These statements include those set forth below relating to the proposed sale by Nielsen of its Global Connect business to an affiliate of Advent International Corporation (the “proposed transaction”),“2020 Full Year Guidance”, those related to the impact of the recent coronavirus (COVID-19) pandemic on our business as well as those that may be identified by words such as “will,” “intend,” “expect,” “anticipate,” “should,” “could” and similar expressions. These statements are subject to risks and uncertainties, and actual results and events could differ materially from what presently is expected. Factors leading thereto may include, without limitation, the risks related to the COVID-19 pandemic on the global economy and financial markets, the uncertainties relating to the impact of the COVID-19 pandemic on Nielsen's business, the timing, receipt and terms and conditions of any required governmental or regulatory approvals of the proposed transaction that could reduce the anticipated benefits of or cause the parties to abandon the proposed transaction, the occurrence of any event, change or other circumstances that could give rise to the termination of the stock purchase agreement entered into pursuant to the proposed transaction (the “Agreement”), the possibility that Nielsen shareholders may not approve the entry into the Agreement, the risk that the parties to the Agreement may not be able to satisfy the conditions to the proposed transaction in a timely manner or at all, risks related to the disruption of management time from ongoing business operations due to the proposed transaction, the risk that any announcements relating to the proposed transaction could have adverse effects on the market price of Nielsen’s common stock, the risk of any unexpected costs or expenses resulting from the proposed transaction, the risk of any litigation relating to the proposed transaction, the risk that the proposed transaction and its announcement could have an adverse effect on the ability of Nielsen to retain customers and retain and hire key personnel and maintain relationships with customers, suppliers, employees and other business relationships an on its operating results and business generally, the risk the pending proposed transaction could distract management of Nielsen, conditions in the markets Nielsen is engaged in, behavior of customers, suppliers and competitors, technological developments, as well as legal and regulatory rules affecting Nielsen’s business and other specific risk factors that are outlined in our disclosure filings and materials, which you can find on http://www.nielsen.com/investors, such as our 10-K, 10-Q and 8-K reports that have been filed with the Securities and Exchange Commission. Please consult these documents for a more complete understanding of these risks and uncertainties. This list of factors is not intended to be exhaustive. Such forward-looking statements only speak as of the date of this communication, and we assume no obligation to update any written or oral forward-looking statement made by us or on our behalf as a result of new information, future events or other factors, except as required by law. FORWARD-LOOKING STATEMENTS

Additional Information and Where to Find It This communication relates to the proposed transaction involving Nielsen. In connection with the proposed transaction, Nielsen will file relevant materials with the U.S. Securities and Exchange Commission (the “SEC”), including Nielsen’s proxy statement on Schedule 14A (the “Proxy Statement”). This communication is not a substitute for the Proxy Statement or for any other document that Nielsen may file with the SEC and send to its shareholders in connection with the proposed transaction. The transaction will be submitted to Nielsen’s shareholders for their consideration. Before making any voting decision, Nielsen’s shareholders are urged to read all relevant documents filed or to be filed with the SEC, including the Proxy Statement, as well as any amendments or supplements to those documents, when they become available because they will contain important information about the proposed transaction. Nielsen’s shareholders will be able to obtain a free copy of the proxy statement, as well as other filings containing information about Nielsen, without charge, at the SEC’s website (www.sec.gov). Copies of the proxy statement and the filings with the SEC that will be incorporated by reference therein can also be obtained, without charge, by directing a request to Nielsen Holdings plc, 85 Broad Street, New York, NY 10004, Attention: Corporate Secretary; telephone (646) 654-5000, or from Nielsen’s website www.nielsen.com. Participants in the Solicitation Nielsen and certain of its directors, executive officers and employees may be deemed to be participants in the solicitation of proxies in respect of the transaction. Information regarding Nielsen’s directors and executive officers is available in Nielsen’s definitive proxy statement for its 2020 annual meeting, which was filed with the SEC on April 1, 2020 and Nielsen’s Current Report on Form 8-K, which was filed with the SEC on April 30, 2020. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the Proxy Statement and other relevant materials to be filed with the SEC in connection with the proposed transaction when they become available. Free copies of this document and such other materials may be obtained as described in the preceding paragraph.

Sale of Global Connect Business to Advent International Q3 2020 Results 2020 Outlook Business Update TODAY’S DISCUSSION

Strengthens balance sheet and drives flexibility: Proceeds to primarily be used for debt reduction, with pro forma year-end 2020E net leverage of approximately 4X Definitive agreement to sell Nielsen Global Connect to Advent International, in partnership with Jim Peck, former CEO of TransUnion, for $2.7 billion plus performance-based warrants tied to long-term performance SALE OF GLOBAL CONNECT TO ADVENT INTERNATIONAL Creates certainty of value for NLSN shareholders Singular focus on Global Media product and platform evolution, driving accelerated revenue growth with attractive margins and free cash flow generation Expect Global Connect segment to be reported as a discontinued operation starting in Q1 2021 Transaction expected to close in Q2 2021, subject to customary closing conditions and regulatory approvals, and shareholder vote Transaction Summary Details Deliberate Steps to Unlock Value Unlocking value with greater certainty than the proposed spin-off

Solid Q3 performance, with 6.1% constant currency adjusted EBITDA growth, highest since Q2 2016 Results are in-line with or ahead of expectations Transformative optimization plan driving permanent cost savings and operational efficiencies Building a consistent track record of successful execution Overall improved 2020 outlook Raising adjusted EBITDA, margin and free cash flow targets, tightening adjusted EPS Continue to execute in a dynamic environment Virtual Investor Day on December 9th to discuss future outlook and strategy KEY BUSINESS TAKEAWAYS

Q3 2020 RESULTS

$M, except per share amounts; growth in constant currency (a) $336M Free Cash Flow excludes $32M of separation-related cash costs SUMMARY FINANCIAL PERFORMANCE Significant margin expansion and improving revenue trends; results in-line or better than our expectations Q3’19 Q3’20 Commentary Revenue Growth 2.4% -3.0% Lower declines vs. Q2 on less COVID-19 pressures; in-line with expectations Adjusted EBITDA $476 $501 Significant cost discipline drove highest constant currency YoY growth since Q2’16 Adjusted EBITDA Margin 29.5% 32.1% 277 bps constant currency YoY increase; better than expectations Adjusted EPS $0.51 $0.43 Higher EBITDA, offset by higher taxes and higher D&A Free Cash Flow $301 $336(a) Up YoY and better than expectations

Improving revenue trends and significant margin expansion in Media and Connect SEGMENT PERFORMANCE $M, growth in constant currency

2020 Outlook

METRIC UPDATED GUIDANCE PRIOR GUIDANCE (as of 8/5/20) Revenue Growth* -4% to -2% Media: -3% to -2% Connect: -4% to -2% -4% to -2% Media: -3% to -2% Connect: -4% to -2% Adjusted EBITDA $1,850 – $1,880 $1,800 – $1,860 Adjusted EBITDA Margin 29.5% – 30% 29% – 30% Adjusted EPS $1.54 - $1.62 $1.50 – $1.62 Free Cash Flow $530 – $550 $480 – $530 2020 GUIDANCE $M, except per share amounts; growth in constant currency *Total revenue includes ~80 bps net positive impact of acquisitions/divestitures completed in the past 12 months, including ~65 bps net negative impact in Media and ~250 bps net positive impact in Connect. Free Cash Flow guidance excludes $175-225M of separation-related costs in 2020; other guidance metrics also exclude the impact of these costs, as separation-related costs are not included in our adjusted EBITDA or adjusted EPS. Raising adjusted EBITDA and margin target on cost discipline, optimization plan and YTD performance Raising Free Cash Flow range and raising low end of adjusted EPS range

BUSINESS UPDATE

# MEDIA: STRONG PROGRESS ON STRATEGIC GROWTH INITIATIVES

Evolving media landscape creates opportunity globally

**Strong progress on roadmap to deduplicated, cross-media measurement**

- Growth in streaming is driving demand for holistic cross-media measurement
- Collaborating closely with industry; building alignment across buyers and sellers
- Bolstered existing Connected TV coverage; including YouTube and YouTubeTV in H1 2021 for upfronts
- Further rolled out streaming meter
- Comparable, resilient, and full coverage measurement underpinned by the Nielsen ID

**Incremental opportunity enabling content and predicting outcomes**

- Worldwide leader in metadata, underpinned by Gracenote ID
- Extending global reach with recent Samsung and Liberty Global metadata wins
- Expanding outcomes measurement beyond media and consumer packaged goods vertical
- Syndicating standards for outcomes measurement in 100 categories & 50 countries with Nielsen Compass
- Global growth opportunity

Copyright © 2017 The Nielsen Company. Confidential and proprietary.

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Work on operational separation will allow for a smooth transaction Investment by Advent will enable Connect to accelerate its transformation Building world-class measurement solutions and scalable analytics; delivering the complete truth across the entire consumer journey Record global attendance at virtual Consumer 360 client event CONNECT: PROGRESS ON TRANSFORMATION Solid quarter reflects strong execution Momentum on key initiatives in a challenging environment Well-positioned for success Resiliency in core measurement despite COVID challenges, reflects strong business model and innovative solutions Transformation driving structural margin improvement Value of market-leading ecommerce solution validated by recent new client wins Demand in areas such as innovation and assortment as clients navigate challenging environment

Q&A

APPENDIX

CERTAIN NON-GAAP MEASURES Overview of Non-GAAP Presentations The Company uses the non-GAAP financial measures discussed below to evaluate its results of operations, financial condition, liquidity and indebtedness. The Company believes that the presentation of these non-GAAP measures provides useful information to investors regarding financial and business trends related to our results of operations, cash flows and indebtedness and that when this non-GAAP financial information is viewed with our GAAP financial information, investors are provided with valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance. These non-GAAP measures are also consistent with how management evaluates the Company’s operating performance and liquidity. In addition, these non-GAAP measures address questions the Company routinely receives from analysts and investors and, in order to assure that all investors have access to similar data, the Company has determined that it is appropriate to make this data available to all investors. None of the non-GAAP measures presented should be considered as an alternative to net income or loss, operating income or loss, cash flows from operating activities, total indebtedness or any other measures of operating performance and financial condition, liquidity or indebtedness derived in accordance with GAAP. These non-GAAP measures have important limitations as analytical tools and should not be considered in isolation or as substitutes for an analysis of our results as reported under GAAP. Our use of these terms may vary from the use of similarly-titled measures by others in our industry due to the potential inconsistencies in the method of calculation and differences due to items subject to interpretation. Constant Currency Presentation The Company evaluates its results of operations on both an as reported and a constant currency basis. The constant currency presentation, which is a non-GAAP measure, excludes the impact of fluctuations in foreign currency exchange rates. The Company believes providing constant currency information provides valuable supplemental information regarding our results of operations, thereby facilitating period-to-period comparisons of our business performance and is consistent with how management evaluates the Company’s performance. We calculate constant currency percentages by converting our prior-period local currency financial results using the current period exchange rates and comparing these adjusted amounts to our current period reported results. No adjustment has been made to foreign currency exchange transaction gains or losses in the calculation of constant currency net income.

Organic Constant Currency Presentation The Company defines organic constant currency revenue as constant currency revenue excluding the net effect of business acquisitions and divestitures over the past twelve months. Refer to the Constant Currency Presentation section above for the definition of constant currency. The Company believes that this measure is useful to investors and management in understanding our ongoing operations and in analysis of ongoing operating trends. Net Debt and Net Debt Leverage Ratio The net debt leverage ratio is defined as net debt (gross debt less cash and cash equivalents) as of the balance sheet date divided by Adjusted EBITDA for the twelve months then ended. Net debt and the net debt leverage ratio are commonly used metrics to evaluate and compare leverage between companies and are not presentations made in accordance with GAAP. Adjusted EBITDA The Company defines Adjusted EBITDA as net income or loss from our consolidated statements of operations before interest income and expense, income taxes, depreciation and amortization, restructuring charges, impairment of goodwill and other long-lived assets, share-based compensation expense and other non-operating items from its consolidated statements of operations as well as certain other items that arise outside the ordinary course of our continuing operations, including separation-related costs. The Company uses Adjusted EBITDA to measure our performance from period to period both at the consolidated level as well as within our operating segments, to evaluate and fund incentive compensation programs and to compare our results to those of our competitors. Adjusted EBITDA margin is Adjusted EBITDA for a particular period expressed as a percentage of revenues for that period. (continued) CERTAIN NON-GAAP MEASURES

Adjusted EPS The Company defines Adjusted Earnings per Share as net income attributable to Nielsen shareholders per share (diluted) from continuing operations from our consolidated statements of operations, excluding depreciation and amortization associated with acquired tangible and intangible assets, restructuring charges, impairment of goodwill and other long-lived assets, share based compensation expense, other non-operating items from our consolidated statements of operations, certain other items considered unusual or non-recurring in nature and separation-related costs, adjusted for income taxes related to these items. Management believes that this non-GAAP measure is useful in providing period-to-period comparisons of the results of the Company’s ongoing operating performance. Free Cash Flow The Company defines free cash flow as net cash provided by operating activities, less capital expenditures, net. The Company believes providing free cash flow information provides valuable supplemental liquidity information regarding the cash flow that may be available for discretionary use by the Company in areas such as the distributions of dividends, repurchase of common stock, voluntary repayment of debt obligations or to fund our strategic initiatives, including acquisitions, if any. However, free cash flow does not represent residual cash flows entirely available for discretionary purposes; for example, the repayment of principal amounts borrowed is not deducted from free cash flow. Key limitations of the free cash flow measure include the assumptions that the Company will be able to refinance our existing debt when it matures and meet other cash flow obligations from financing activities, such as principal payments on debt. Free cash flow is not a presentation made in accordance with GAAP. (continued) CERTAIN NON-GAAP MEASURES

2020 GUIDANCE ASSUMPTIONS ($M, growth in constant currency) Guidance assumptions exclude $175 - 225M of separation-related costs, except with respect to the cash impact on the Net Debt Leverage Ratio and Interest Expense, Net 2020 Guidance Assumption Range Interest Expense, Net $365 – $375M Effective Tax Rate in Q4 37% – 39% Restructuring Expense $160 – $170M Depreciation & Amortization $865 – $875M Average Diluted Shares ~358M Net Debt Leverage Ratio ~4.1x

Projected FX Impact(a): Reported vs. Constant Currency Note: We report on a constant currency basis to reflect operating performance FOREIGN CURRENCY IMPACT (a) Projected impact assumes rates in effect at 10/22/20 remain in effect for the balance of 2020. International Currency Profile – Revenue Graphs did not copy over live, only as pictures. USD (not included) is 60% of Total Revenue *Other includes ~70 currencies for which revenue for that currency is less than 2% of consolidated revenues

Q3’20 ADJUSTED EBITDA RECONCILIATION Quarter ended September 30, 2020 2019 Net income/(loss) attributable to Nielsen shareholders $7 $ (472) Interest expense, net 92 99 Provision/(benefit) for income taxes 69 (380) Depreciation and amortization 217 186 EBITDA 385 (567) Other non-operating expense, net 6 13 Restructuring charges 50 5 Impairment of goodwill and other long-lived assets 8 1,004 Share-based compensation expense 17 13 Other items(a) 5 8 Separation-related costs(b) 30 - Adjusted EBITDA $ 501 $ 476 ($ in millions) (unaudited) For the three and nine months ended September 30, 2020, other items primarily consist of business optimization costs and transaction related costs. For the three and nine months ended September 30, 2019, other items primarily consist of business optimization costs, including strategic review costs, and transaction related costs. Separation-related costs consists of costs that would not have been incurred if we were not undertaking the separation of the Nielsen Global Connect business from the Nielsen Global Media business and positioning Global Connect and Global Media to operate as two independent companies

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# Q3'20 ADJUSTED EBITDA RECONCILIATION

($ in millions) (unaudited)

| Quarter ended September 30, 2020 | Media | Connect | HQ | Total |
|---|---|---|---|---|
| Operating income/(loss) | $226 | $10 | ($62) | **$174** |
| Depreciation and amortization | 148 | 67 | 2 | **217** |
| Restructuring charges | 4 | 40 | 6 | **50** |
| Impairment of goodwill and other long-lived assets | 8 | – | – | **8** |
| Share-based compensation expense | 4 | 6 | 7 | **17** |
| Other items [(a)] | – | – | 5 | **5** |
| Separation-related costs [(b)] | 2 | 1 | 27 | **30** |
| **Adjusted EBITDA** | **$392** | **$124** | **($15)** | **$501** |
| **Quarter ended September 30, 2019** | **Media** | **Connect** | **HQ** | **Total** |
| Operating income/(loss) | $250 | (964) | (26) | **$(740)** |
| Depreciation and amortization | 127 | 57 | 2 | **186** |
| Restructuring charges | 1 | 8 | (4) | **5** |
| Impairment of goodwill and other long-lived assets | – | 1,004 | – | **1,004** |
| Share-based compensation expense | 3 | 4 | 6 | **13** |
| Other items [(a)] | – | – | 8 | **8** |
| Separation-related costs [(b)] | – | – | – | **–** |
| **Adjusted EBITDA** | **$381** | **$109** | **($14)** | **$476** |

(a) For the three and nine months ended September 30, 2020, other items primarily consist of business optimization costs and transaction related costs. For the three and nine months ended September 30, 2019, other items primarily consist of business optimization costs, including strategic review costs, and transaction related costs.

(b) Separation-related costs consists of costs that would not have been incurred if we were not undertaking the separation of the Nielsen Global Connect business from the Nielsen Global Media business and positioning Global Connect and Global Media to operate as two independent companies

Copyright © 2019 The Nielsen Company.

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Q3’20 REVENUE RECONCILIATION Reported Constant Currency Organic Constant Currency 2020 2019 2020 vs. 2019 2019 2020 vs. 2019 2020 2019 2020 vs. 2019 Audience Measurement $613 $621 (1.3)% $623 (1.6)% $613 $620 (1.1)% Plan / Optimize 223 249 (10.4)% 250 (10.8)% 222 244 (9.0)% Media $836 $870 (3.9)% $873 (4.2)% $835 $864 (3.4)% Measure $520 $530 (1.9)% $523 (0.6)% $520 $523 (0.6)% Predict / Activate 207 216 (4.2)% 216 (4.2)% 185 214 (13.6)% Connect $727 $746 (2.5)% $739 (1.6)% $705 $737 (4.3)% Total $1,563 $1,616 (3.3)% $1,612 (3.0)% $1,540 $1,601 (3.8)% Quarter ended September 30 ($ in millions) (unaudited)

Q3’20 ADJUSTED EPS – NON-GAAP MEASURES ($ in millions) (unaudited) Quarter ended September 30 2020 2019 Net income/(loss) attributable to Nielsen shareholders per share of common stock, diluted $0.02 $(1.33) Depreciation and amortization associated with acquisition-related tangible and intangible assets 0.14 0.14 Restructuring charges 0.14 0.01 Impairment of goodwill and other long-lived assets 0.02 2.82 Share-based compensation expense 0.05 0.04 Other non-operating (income)/expense, net 0.01 0.03 Other items(a) 0.01 0.02 Separation-related costs(b) 0.08 - Tax effect of above items (0.11) (0.07) Discrete tax benefit 0.06 (1.15) Adjusted earnings per share $0.43 $0.51 For the three and nine months ended September 30, 2020, other items primarily consist of business optimization costs and transaction related costs. For the three and nine months ended September 30, 2019, other items primarily consist of business optimization costs, including strategic review costs, and transaction related costs. Separation-related costs consists of costs that would not have been incurred if we were not undertaking the separation of the Nielsen Global Connect business from the Nielsen Global Media business and positioning Global Connect and Global Media to operate as two independent companies Weighted average diluted shares were 358.4 in Q3’20 vs. 355.8 in Q3’19

Q3’20 FREE CASH FLOW RECONCILIATION ($ in millions) (unaudited)   Quarter ended September 30, 2020 2019 Net cash provided by operating activities $417 $413 Less: Capital expenditures, net (113) (112) Free cash flow 304 301 Separation-related cost cash flows 32 - Free cash flow, excluding separation related cost cash flows $336 $301 Other metrics Cash taxes $35 $63 Cash restructuring $40 $15

# 2020 GUIDANCE NON-GAAP RECONCILIATIONS

($ in millions)

| ADJUSTED EBITDA RECONCILIATION | |
|---|---|
| | 2020 Guidance Range |
| **Net income/(loss)** | **($25) – $5** |
| Interest expense, net | ~370 |
| Provision/(benefit) for income taxes | ~145 |
| Depreciation and amortization | ~870 |
| Restructuring charges | ~165 |
| Impairment of long-lived assets | ~55 |
| Share-based compensation and other[(a)] | ~120 |
| Separation-related costs[(c)] | ~150 |
| **Adjusted EBITDA** | **$1,850 – $1,880** |

| FREE CASH FLOW[(b)] | |
|---|---|
| Net cash provided by operating activities | $1,040 – $1,060 |
| Less: Capital expenditures, net | ~ $(510) |
| Free cash flow | $530 – $550 |

| NET DEBT LEVERAGE RATIO | |
|---|---|
| Gross Debt | ~$8,240 |
| Cash | ~$ 540 |
| Net Debt | ~$ 7,700 |
| Adjusted EBITDA | $1,850 – $1,880 |
| Net Debt Leverage Ratio | ~4.1x |

(a) Other represents certain expenses that arise outside the ordinary course of our continuing operations. Such costs primarily include legal settlements, acquisition related expenses, business optimization costs and other transaction costs.
(b) Free Cash Flow projections exclude $175-225M in separation related costs
(c) Separation related costs of ~$150 do not include approx ~$50M in taxes related to the separation

Copyright © 2019 The Nielsen Company.

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# 2020 GUIDANCE NON-GAAP RECONCILIATIONS

($ in millions)

**REVENUE RECONCILIATION**

| | 2019 Constant Currency | % V Constant Currency | 2020 Guidance |
|---|---|---|---|
| Total Revenue | ~$6,425 | -4% to -2% | ~$6,230 |

**ADJUSTED EARNINGS PER SHARE RECONCILIATION**

| | 2020 Guidance Range |
|---|---|
| **Net income/(loss) attributable to Nielsen Shareholders** | **($40) – ($10)** |
| Depreciation and amortization associated with acquisition-related tangible and intangible assets | ~200 |
| Restructuring charges | ~165 |
| Impairment of long-lived assets | ~55 |
| Share-based compensation expense and other | ~120 |
| Separation-related costs | ~150 |
| Tax effect of above items | ~(160) |
| Discrete Tax Items | ~60 |
| **Adjusted Earnings** | **$550 – $580** |
| **Adjusted earnings per share** | **$1.54 – $1.62** |

Copyright © 2019 The Nielsen Company.

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Includes the portion of the Senior Notes due 2021 and Senior notes due 2022 that were partially redeemed during October 2020. Adjusted EBITDA calculated based on last twelve months basis by adding reported amounts for each of the quarters contained therein. Reflects Net Debt (gross debt less cash and cash equivalents), divided by Adjusted EBITDA calculated on last twelve months basis. Excludes finance leases. DEBT CAPITAL TABLE DEBT CAPITAL TABLE 12/31/19 9/30/20 Change Loan Debt (secured) $3,952 $4,943 $991 4.50% Sr. Notes due 10/1/20 799 - (799) 5.50% Sr. Notes due 10/1/21 622 424 (198) 5.00% Sr. Notes due 4/15/22 2,293 2,295 2 5.00% Sr. Notes due 2/1/25 497 497 - 5.625% Sr. Notes due 9/25/28 - 985 985 5.875% Sr. Notes due 9/25/30 - 739 739 Finance lease/misc. debt 146 127 (19) Total Debt (a) $8,309 $10,010 $1,701 Less Cash 454 2,250 (1,796) Net Debt $7,855 $7,760 ($95) Adjusted EBITDA(b) $1,853 $1,814 ($39) Net Debt Leverage Ratio(c) 4.24x 4.28x 0.04x Weighted Average Interest Rate(d) 4.40% 4.25% (15bps) ($ in millions)

9/30/19 maturity profile excludes revolver ($190) and finance leases ($138); 9/30/20 maturity profile excludes revolver ($0) and finance leases ($127) Includes the portion of the Senior Notes due 2021 and Senior notes due 2022 that were partially redeemed during October 2020 which are presented within the current portion of long-term debt, finance lease obligations and short-term borrowings within the condensed consolidated balance sheet as of September 30, 2020. DEBT MATURITY PROFILE DEBT MATURITY PROFILE – 9/30/20 (a) ($ in millions) (unaudited) DEBT MATURITY PROFILE – 9/30/19 (a) (b)

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